                                                                    EXHIBIT 99.3


                       AERA JAPAN LIMITED AND SUBSIDIARIES

                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)



                                                               DECEMBER 31,   DECEMBER 31,
                                                                   2001           2000
                                                               ------------   ------------
                        ASSETS

CURRENT ASSETS:
  Cash and cash equivalents ................................   $      9,368   $     14,754
  Marketable securities ....................................          1,219          1,411
  Accounts receivable, net .................................          9,409         28,637
  Notes receivable - trade .................................          3,055          9,643
  Inventories, net .........................................         17,921         34,741
  Other current assets .....................................            334          3,857
                                                               ------------   ------------
      Total current assets .................................         41,306         93,043
                                                               ------------   ------------

PROPERTY AND EQUIPMENT, net ................................         13,658         16,742

OTHER ASSETS ...............................................            951          4,583
                                                               ------------   ------------
      Total assets .........................................   $     55,915   $    114,368
                                                               ============   ============



         LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable .........................................   $      1,547   $      8,275
  Trade notes payable ......................................          3,665         16,271
  Other accrued expenses ...................................          6,400         10,756
  Notes payable ............................................         11,007         16,281
  Current portion of long-term debt ........................          8,377          8,638
  Other current liabilities ................................            180            254
                                                               ------------   ------------
      Total current liabilities ............................         31,176         60,475
                                                               ------------   ------------

LONG-TERM LIABILITIES:
  Senior borrowings ........................................         13,895         16,756
  Other long-term liabilities ..............................          2,995          8,817
                                                               ------------   ------------
                                                                     16,890         25,573
                                                               ------------   ------------
      Total liabilities ....................................         48,066         86,048
                                                               ------------   ------------

STOCKHOLDERS' EQUITY .......................................          7,849         28,320
                                                               ------------   ------------
      Total liabilities and stockholders' equity ...........   $     55,915   $    114,368
                                                               ============   ============


The accompanying notes to unaudited condensed consolidated financial statements are an integral part of these unaudited condensed consolidated balance sheets.

                       AERA JAPAN LIMITED AND SUBSIDIARIES

            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)


                                                                SIX-MONTH       SIX-MONTH
                                                               PERIOD ENDED    PERIOD ENDED
                                                               DECEMBER 31,    DECEMBER 31,
                                                                  2001             2000
                                                               ------------    ------------
SALES ......................................................   $     20,601    $     69,248
COST OF SALES ..............................................         22,304          39,817
                                                               ------------    ------------
   Gross (loss) profit .....................................         (1,703)         29,431
                                                               ------------    ------------
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES ...............         10,517          13,850
                                                               ------------    ------------
(LOSS) INCOME FROM OPERATIONS ..............................        (12,220)         15,581
OTHER INCOME, NET ..........................................          1,251             607
                                                               ------------    ------------
(LOSS) INCOME BEFORE INCOME TAXES ..........................        (10,969)         16,188
PROVISION FOR INCOME TAXES .................................          4,492           6,419
                                                               ------------    ------------
(LOSS) INCOME BEFORE CUMULATIVE EFFECT
      OF A CHANGE IN ACCOUNTING PRINCIPLE ..................        (15,461)          9,769
   Cumulative effect of a change in accounting principle ...             --            (370)
                                                               ------------    ------------

NET (LOSS) INCOME ..........................................   $    (15,461)   $      9,399
                                                               ============    ============


 The accompanying notes to unaudited condensed consolidated financial statements are an integral part of these unaudited condensed consolidated statements of operations.

                       AERA JAPAN LIMITED AND SUBSIDIARIES

            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)




                                                                     SIX-MONTH       SIX-MONTH
                                                                    PERIOD ENDED    PERIOD ENDED
                                                                    DECEMBER 31,    DECEMBER 31,
                                                                        2001            2000
                                                                    ------------    ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net cash from operating activities ............................   $     (4,813)   $        600

INVESTING ACTIVITIES:
  (Increase) decrease in time deposits, net .....................           (138)            458
  Purchase of property and equipment, net .......................           (163)           (988)
  Proceeds from the cancellation of life insurance contracts ....            500              --
                                                                    ------------    ------------
      Net cash from investing activities ........................            199            (530)
                                                                    ------------    ------------

FINANCING ACTIVITIES:
  Net decrease in short-term borrowings .........................         (2,658)            876
  Principal payments under capital lease obligations ............           (464)           (259)
  Proceeds from issuance of long-term debt, net .................          3,052           1,773
  Payment of dividends ..........................................           (130)           (155)
                                                                    ------------    ------------
      Net cash from financing activities ........................           (200)          2,235
                                                                    ------------    ------------

EFFECT OF EXCHANGE RATE CHANGES ON CASH
   AND CASH EQUIVALENTS .........................................           (574)            862
                                                                    ------------    ------------
NET CHANGE IN CASH AND CASH EQUIVALENTS .........................         (5,388)          3,167
CASH AND CASH EQUIVALENTS, BEGINNING OF
   PERIOD .......................................................         14,756          11,587
                                                                    ------------    ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD ........................   $      9,368    $     14,754
                                                                    ============    ============


      The accompanying notes to unaudited condensed consolidated financial statements are an integral part of these unaudited condensed consolidated statements of cash flows.

AERA JAPAN LIMITED AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1.  BASIS OF PRESENTATION AND MANAGEMENT OPINION

    The accompanying unaudited condensed consolidated balance sheets and statements of operations and cash flows contain all adjustments necessary to present fairly the financial position of Aera Japan Limited and Subsidiaries at December 31, 2001 and 2000, and the results of its operations and cash flows for the six-month periods ended December 31, 2001 and 2000.

    The condensed unaudited financial statements presented herein have been prepared in accordance with the instructions related to the preparation of condensed interim financial statements and do not include all the information and note disclosures required by generally accepted accounting principles. The financial statements should be read in conjunction with the audited financial statements and notes thereto contained in Exhibit 99.2.

    The preparation of condensed consolidated financial statements requires management to make certain estimates and assumptions that affect the amounts reported and disclosed in the accompanying condensed consolidated financials statements. Actual results could differ from those estimates.


NOTE 2.  SUBSEQUENT EVENTS

    On January 18, 2002, the shareholders of Aera sold all of their Company ownership to the Japanese subsidiary of Advanced Energy Industries, Inc. (a Delaware corporation). The severance indemnity of $3.73 million was paid in lump sum on January 18, 2002 to Mr. Hisanori Aoyama, the former shareholder and representative director of the Company, who terminated his appointment on January 18, 2002. The portion of its benefits accrued through December 31, 2001 of $3.72 million was accrued for and reflected as an other accrued expense in the accompanying consolidated balance sheet at December 31, 2001, and the remaining portion of approximately $12,000 was charged to operations for the subsequent period.